                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          November 15, 2000


                      Fleet Bank (RI), National Association
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                on behalf of the
                        Fleet Credit Card Master Trust II

      United States                  333-38650-01              050495490
----------------------------   ------------------------  ----------------------
(State or Other Jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                   Identification Number)


             111 Westminster Street
            Providence, Rhode Island                     02903
    ---------------------------------------            ----------
    (Address of Principal Executive Office)            (Zip Code)


Registrant's telephone number, including area code (401) 278-5451

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5. On November 15, 2000 the Fleet Credit Card Master Trust II issued its Class A Floating Rate Asset Backed Certificates and its Class B Floating Rate Asset Backed Certificates.

Item 6.   Not Applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibits

          4.1      Series 2000-D Supplement dated as of November 15, 2000.

Item 8.   Not Applicable.

Item 9.   Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLEET BANK (RI), NATIONAL ASSOCIATION
                                          On behalf of the Fleet Credit Card
                                          Master Trust II



                                        By: /s/ Jeffrey A. Lipson
                                           ----------------------------------
                                        Name:   Jeffrey A. Lipson
                                        Title:    Vice President

                                  EXHIBIT INDEX


Exhibit                           Description
-------                           -----------

4.1            Series 2000-D Supplement dated as of November 15, 2000.